UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Howard Hughes Corporation (the “Company”) adopted an amendment and restatement of The Howard Hughes Management Co., LLC Separation Benefits Plan (the “Plan”).  The Plan generally covers salaried employees of the Company who do not have employment agreements that provide severance benefits.  Saul Scherl, Executive Vice President and Christopher Curry, Senior Executive Vice President of Development, who are named executive officers in the Company’s proxy statement filed with the Securities Exchange Commission on April 11, 2017 are covered by the Plan.  In connection with an involuntary termination from the Company and provided the employee executes a release of claims against the Company, Messrs. Scherl and Curry are entitled to the level of severance benefits provided to full-time employees at the Vice President level or higher, which is a lump sum payment equal to 12 weeks of continued base salary payments plus an additional four weeks of continued base salary payments for each year of employment with the Company.  The maximum severance payment under the Plan is one year of continued salary payments capped at the Internal Revenue Code section 401(a)(17) limit, which is $270,000 for 2017.  The severance payment may also be reduced by the Company if any portion of the payment is subject to the excise tax under Internal Revenue Code section 4999.

This summary is not intended to be complete and is qualified in its entirety by reference to the Plan, which is filed hereto as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	The Howard Hughes Management Co., LLC Separation Benefits Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and
General Counsel

Date: August 16, 2017

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